SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: February 26, 2001
                     (Date of earliest event reported)


LEVITZ FURNITURE INCORPORATED                          LEVITZ FURNITURE CORPORATION
(Exact name of registrant as                           (Exact name of registrant as
specified in its charter)                              specified in its charter)

    DELAWARE         1-12046        23-2351830             FLORIDA          1-5787         23-1657490
(State or other    (Commission     (IRS Employer       (State or other    (Commission    (IRS Employer
jurisdiction of    File Number)    Identification      jurisdiction of    File Number)   Identification
 incorporation)                         No.)            incorporation)                        No.)


                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)




Item 5.  Other Events

            On February 26, 2001, Levitz Furniture Incorporated, a Delaware corporation (the "Company"), and its subsidiaries emerged from Chapter 11 Bankruptcy under the terms of the Third Amended Joint Plan of Reorganization (the "Plan") confirmed by the United States Bankruptcy Court for the District of Delaware on December 14, 2000. As set forth in the Plan, all outstanding equity interests in the Company were cancelled.

            Attached hereto as Exhibit 99.1 is a press release issued on February 26, 2001 by the Company.


Item 7(c).  Exhibits Filed

      Exhibit Number          Description
      --------------          -----------
            99.1              Press release dated February 26, 2001.




                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEVITZ FURNITURE CORPORATION


                                    By: /s/ Edward P. Zimmer
                                       ---------------------------
                                            Edward P. Zimmer
                                            Vice President


Date:  February 27, 2001




                             INDEX TO EXHIBITS



  Exhibit No.    Exhibit                                              Page
  -----------    -------                                              ----
      99.1       Press release dated February 26, 2001